ASSUMPTION AGREEMENT


         THIS AGREEMENT, made and entered into this 24th day of October, 2000, by and between DISTRIBUTION MANAGEMENT SERVICES, INC., a Florida corporation (hereinafter referred to as "DISTRIBUTION"), and STAR SERVICES GROUP, INC., a Florida corporation, (hereinafter referred to as "STAR").

         WHEREAS, STAR is desirous of acquiring all right, title and interest in and to that certain Agreement heretofore pending designated as the Amended Operation Agreement dated December 22, 1998, by and between DISTRIBUTION and PEERLESS DADE d/b/a DADE RECYCLING AND DISPOSAL, a Florida corporation, (hereinafter referred to as "PEERLESS"), and

         WHEREAS, DISTRIBUTION has consented to the assignment of the said Agreement to STAR upon the condition that Paragraph 7 of the said Agreement be modified, and

         WHEREAS, the parties have agreed to the said modification, and WHEREAS, as part of the consent to the Assignment STAR has agreed to assume all obligations of the said Agreement;

         NOW, THEREFORE, IN CONSIDERATION of the sum of Ten ($10.00) Dollars and other good and valuable consideration, IT IS AGREED AS FOLLOWS:

         1. That the said Amended Operation Agreement, a copy of which is attached hereto, shall be and is hereby assumed by STAR SERVICES GROUP, INC., and they agree to fulfill all matters and things as set forth therein.

         2. That it is further agreed that Paragraph 7 of the said Agreement be and it is hereby amended as follows:

                  7. Distribution of Revenue. As the owner of the Center, DISTRIBUTION shall receive the following sums generated from the operation of the Center:

                  (a) For each cubic yard from 0 to 450 cubic yards received at the Center per operating day, ten (10%) percent of the Gross Amount Collected therefrom.



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                  (b) For each cubic yard in excess of 450 cubic yards received at the Center per operating day, six (6%) percent of the Gross Amount Collected therefrom.

         All other term and conditions of Paragraph 7 except as herewith amended and all obligations of the said Agreement be and are hereby assumed by STAR who shall commence operations under the Amended Agreement at a time agreeable to all parties concerned, on or before January 1, 2001.

         IN WITNESS WHEREOF, the parties hereto have set their hands and seals the day and year first above written.

Witnesses:

                                          DISTRIBUTION MANAGEMENT
--------------------------------          SERVICES, INC.
Print Name:                               a Florida corporation
          ----------------------
                                          By:  /s/ Leo Greenfield
--------------------------------               ---------------------------------
Print Name:                                        Leo Greenfield, President
          ----------------------

                                          STAR SERVICES GROUP, INC.
--------------------------------          a Florida corporation
Print Name:
           ---------------------
                                          By: /s/ Patrick F. Marzano
                                              ----------------------------------
                                              (Print Name)   Patrick F. Marzano
--------------------------------                             -------------------
Print Name:                               (Title) President
          ----------------------                  ------------------------------